SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


Date of Report                November 19, 1998
                      (Date of earliest event reported)


                      CHRYSLER FINANCIAL COMPANY L.L.C.


            (Exact name of registrant as specified in its charter)


State of Michigan                        I-5966                 38-0961430
(State or other jurisdiction      (Commission File No.)       (IRS Employer
    of Incorporation)                                       Identification No.)


               27777 Franklin Road, Southfield, Michigan 48034
                   (Address of principal executive offices)




      Registrant's telephone number, including area code (248) 948-3067


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Item 5.  Other Events.

         On November 12, 1998, Chrysler Corporation, the parent company of Chrysler Financial Company L.L.C., became a wholly-owned subsidiary of DaimlerChrysler Aktiengesellschaft and on November 17, 1998, Chrysler Corporation changed its name to DaimlerChrysler Corporation.

                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CHRYSLER FINANCIAL COMPANY L.L.C.


Date:  November 19, 1998                  By:      /S/ BYRON C. BABBISH
                                               -----------------------------
                                                   Byron C. Babbish
                                                   Assistant Secretary